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                                                                   EXHIBIT 10.29

                              SECOND AMENDMENT TO
                              -------------------
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                  --------------------------------------------

     This Second Amendment to Second Amended and Restated Credit Agreement (this "Second Amendment") is entered into as of October 6, 1999 by and among
 ----------------
QUICKSILVER RESOURCES INC., a Delaware corporation ("Borrower"), BANK OF
                                                     --------
AMERICA, N.A., successor by merger to NationsBank, N.A., a national banking association, as Administrative Agent ("Administrative Agent") and each of the
                                       --------------------
financial institutions set forth on the signature pages hereto as Banks.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Borrower, Administrative Agent, Bank of America, N.A., successor by merger to NationsBank, N.A. (in its individual capacity), Paribas, Frost National Bank, CIBC, Inc. and Christiania Bank (collectively, the "Banks") are
                                                                   -----
parties to that certain Second Amended and Restated Credit Agreement dated as of March 1, 1999 (as amended, the "Credit Agreement") (unless otherwise defined
                                ----------------
herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, the Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower; and

     WHEREAS, Borrower intends to effect a secondary offering of up to 8,050,000 shares of its common stock $.01 par value per share; and

     WHEREAS, as a result of such secondary offering, the Darden Group's percentage ownership of Borrower's outstanding common stock will decrease; and

     WHEREAS, Borrower desires to amend the definition of "Change in Control" contained in the Credit Agreement to accommodate such decrease; and

     WHEREAS, subject to the terms and conditions herein contained, Banks have agreed to Borrower's request.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

     SECTION 1.     Amendments.  In reliance on the representations, warranties,
     ----------     ----------
covenants and agreements contained in this Second Amendment, the Credit Agreement is hereby amended in the manner provided in this Section 1.
                                                           ---------

     1.1  Additional Definitions.  Section 2.1 of the Credit Agreement is
          ----------------------
amended to add thereto in alphabetical order the definitions of "Second
                                                                 ------
Amendment," "Secondary Offering" and "Secondary Offering Registration Statement"
---------    ------------------       -----------------------------------------
which shall read in full as follows:
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          "Second Amendment" means that certain Second Amendment to Second
           ----------------
     Amended and Restated Credit Agreement dated as of October 6, 1999 among Borrower, Administrative Agent and the financial institutions a party thereto as Banks.

          "Secondary Offering" means the offering of up to 8,050,000 shares of
           ------------------
     Borrower's common stock, par value $.01 per share, contemplated by the Secondary Offering Registration Statement.

          "Secondary Offering Registration Statement" means a Registration
           -----------------------------------------
     Statement to be filed with the Securities Exchange Commission on Form S-1 pertaining to a secondary public offering of up to 8,050,000 shares of Borrower's common stock, par value $.01 per share, a draft of which has been provided by Borrower to Administrative Agent.


     1.2  Amendment to Definitions.  The definitions of "Change of Control" and
          ------------------------                       -----------------
"Loan Papers" set forth in Section 2.1 of the Credit Agreement are amended to
 -----------
read in full as follows:

          "Change of Control" means that, for any reason, the Darden Group fails
           -----------------
     to own and control, directly or indirectly, at least the following percentage of the outstanding voting power of the issued and outstanding capital stock of every class of Borrower: (a) prior to the Secondary Offering, 51% , and (b) from and after the Secondary Offering, 35%.

          "Loan Papers" means this Agreement, the First Amendment, the Second
           -----------
     Amendment, the Notes, any Subsidiary Guaranty (which may hereafter be executed), all Mortgages now or at any time hereafter delivered pursuant to

     Section 7.1, the Collateral Assignments, any Borrower Pledge Agreement
     -----------
     (which may hereafter be executed), any Subsidiary Pledge Agreement (which may hereafter be executed), the Assignment of Notes and Liens, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     SECTION 2.     Representations and Warranties of Borrower.  To induce Banks
                    ------------------------------------------
and Administrative Agent to enter into this Second Amendment, Borrower hereby represents and warrants to Administrative Agent and Banks as follows:

     2.1  Credit Agreement.  Each representation and warranty of Borrower
          ----------------
contained in the Credit Agreement and the other Loan Papers is true and correct on the date thereof.

     2.2  Authorization.  The execution, delivery and performance by Borrower of
          -------------
this Second Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable Law or Material Agreement binding upon Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower other than the Liens securing the Obligations.

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     2.3  Binding Effect.  This Second Amendment constitutes the valid and
          --------------
binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

     2.4  No Defenses.  Borrower has no defenses to payment, counterclaim or
          -----------
rights of set-off with respect to the Obligations existing on the date hereof.

     SECTION 3.     Miscellaneous.
                    -------------

     3.1  Reaffirmation of Loan Papers; Extension of Liens.  Any and all of the
          ------------------------------------------------
terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and Banks prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     3.2  Parties in Interest.  All of the terms and provisions of this Second
          -------------------
Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     3.3  Legal Expenses.  Borrower hereby agrees to pay on demand all
          --------------
reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent, in connection with the preparation, negotiation and execution of this Second Amendment and all related documents.

     3.4  Counterparts.  This Second Amendment may be executed in counterparts,
          ------------
and all parties need not execute the same counterpart. Facsimiles shall be effective as originals.

     3.5  Complete Agreement.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND
          ------------------
THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     3.6  Headings.  The headings, captions and arrangements used in this Second
          --------
Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

                            [Signature Pages Follow]

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   IN WITNESS WHEREOF, the parties hereto have caused this Second  Amendment to be duly executed by their respective Authorized Officers effective as of the date and year first above written.

                              BORROWER:
                              --------

                              QUICKSILVER RESOURCES, INC., a Delaware
                              corporation

                              By:  /s/ GLENN DARDEN
                                 -------------------------------------
                                         Glenn Darden, President


                              ADMINISTRATIVE AGENT:
                              --------------------

                              BANK OF AMERICA, N.A., successor by merger to NationsBank, N.A.


                              By: /s/ J. SCOTT FOWLER
                                 -------------------------------------
                                         J. Scott Fowler,
                                         Managing Director


                              BANKS:
                              -----

                              BANK OF AMERICA, N.A., successor by merger to NationsBank, N.A.


                              By: /s/ J. SCOTT FOWLER
                                 -------------------------------------
                                         J. Scott Fowler,
                                         Managing Director

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                              PARIBAS


                              By: /s/ MICHAEL H. FIUZAT
                                 -------------------------------------
                              Name:  Michael H. Fiuzat
                                   -----------------------------------
                              Title: Vice President
                                    ----------------------------------



                              By: /s/ BRIAN M. MALONE
                                 -------------------------------------
                              Name:  Brian M. Malone
                                   -----------------------------------
                              Title: Director
                                    ----------------------------------



                              FROST NATIONAL BANK


                              By: /s/ WILLIAM A. ADAMS
                                 -------------------------------------
                              Name:  William A. Adams
                                   -----------------------------------
                              Title: Senior Vice President
                                    ----------------------------------


                              CIBC, INC.


                              By: /s/ ROGER COLDEN
                                 -------------------------------------
                              Name:  Roger Colden
                                   -----------------------------------
                              Title: Authorized Signatory
                                    ----------------------------------



                              CHRISTIANIA BANK


                              By: /s/ WILLIAM S. PHILLIPS
                                  /s/ PETER M. DODGE
                                 -------------------------------------
                              Name:  William S. Phillips
                                     Peter M. Dodge
                                   -----------------------------------
                              Title: First Vice President
                                     Senior Vice President
                                    ----------------------------------

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